September 21, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K ETCF Asset Funding Corporation,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Marlyn.abraham@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

September 15, 2005
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            September 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            September 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            September 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            September 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)

Date:          September 21, 2005



Name:          /s/  Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            12-Sep-05
Determination Date:         14-Sep-05
Monthly Payment Date:       15-Sep-05
Collection Period Ending:   31-Aug-05

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,831,873.52
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      295,962.36
    Current Advance/Advance Recovery	                                                                              -35,699.56
    Recoup of Collection Expenses                                                                                       -12,796.62
    Amount of Withdrawal, if any, from Reserve Account                                                                   61,154.87
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              4,140,494.57

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        796,148.02
    Amount of Interest Payments Received During the Collection Period for Receivables                                   831,847.58
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -35,699.56

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,500,025.52
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     -61,154.87
    Reserve Account Investment Earnings                                                                                  20,716.66
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,500,025.52
    Total Ending Reserve Balance                                                                                      7,459,587.31

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                          831,847.58
    Scheduled Principal Payments Received                                                                             1,120,488.84
    Principal Prepayments Received                                                                                    1,879,537.10
    Total Interest and Principal Payments Received                                                                    3,831,873.52

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     319,703.99
      minus Reasonable Expenses                                                                                          23,741.63
    Net Liquidation Proceeds                                                                                            295,962.36
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       295,962.36

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              4,127,835.88

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             110,782,919.74
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  46,159.55

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    110,782,919.74
    Pool Balance as of the Current Accounting Date                                                                  107,183,875.22
    Age of Pool in Months                                                                                                       78

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          109,675,090.54
    Aggregate Note Balance as of Current Accounting Date                                                            106,112,036.47

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               37                      1,643,760.91                1.534%
    60-89 Days Delinquent               13                        516,468.05                0.482%
    90-119 Days Delinquent              11                        317,022.81                0.296%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period         13                        599,018.58                0.559%
    Cumulative Defaults              1,367                     53,423,938.19                5.342%
    Cumulative Recoveries                                      22,387,477.39                2.239%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       599,018.58
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.060%
    Preceding Realized Losses                                                                                           149,315.71
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.015%
    Second Preceding Realized Losses                                                                                    196,532.93
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.020%
    Cumulative Realized Losses                                                                                       31,036,460.80
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        3.104%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.10718388
   Note Pool Factor                                                                                                     0.10611204

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                        0.00
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                               1,537.73
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                                 309,090.54               309,090.54                             0.00
    Class A-6                                              64,366,000.00             3,253,963.53                    61,112,036.47
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       35,990.45
   Excess Spread Received                                                                                               -97,145.32

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.87%
   Weighted Average Remaining Maturity (WAM)                                                                                100.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 4,140,494.57
Plus:     Trustee Fee                                                                                                     1,041.67
Less:	   Reserve Withdrawal                                                                                             -61,154.87
TOTAL WIRE TO CHASE                                                                                                   4,080,381.37

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Reserve Withdrawal)         0.00

EX-2
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            12-Sep-05
Determination Date:         14-Sep-05
Monthly Payment Date:       15-Sep-05
Collection Period Ending:   31-Aug-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  2,445,691.73
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      138,489.64
    Current Advance/Advance Recovery	                                                                               -9,934.12
    Recoup of Collection Expenses                                                                                       -11,279.47
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,562,967.78

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        458,550.23
    Amount of Interest Payments Received During the Collection Period for Receivables                                   468,484.35
    Amount of Current Month Simple Interest Excess/Shortfall                                                             -9,934.12

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                11,000,002.18
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             68,906.97
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  30,567.23
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance          -99,474.20
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            11,000,002.18
    Total Ending Reserve Balance                                                                                     11,000,002.18

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          468,484.35
    Scheduled Principal Payments Received                                                                               569,434.07
    Principal Prepayments Received                                                                                    1,407,773.31
    Total Interest and Principal Payments Received                                                                    2,445,691.73

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     175,590.74
       minus Reasonable Expenses                                                                                         37,101.10
    Net Liquidation Proceeds                                                                                            138,489.64
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       138,489.64

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,584,181.37

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            66,522,870.22
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                27,717.86

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    66,522,870.22
     Pool Balance as of the Current Accounting Date                                                                  64,400,792.86
     Age of Pool in Months                                                                                                      76

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          65,192,412.82
     Aggregate Note Balance as of Current Accounting Date                                                            63,112,777.00

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                19                        311,079.70                 0.483%
          60-89 Days Delinquent                 6                         75,422.23                 0.117%
          90-119 Days Delinquent                7                        286,466.35                 0.445%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           2                        144,869.98                 0.225%
          Cumulative Defaults                 479                     22,661,823.49                 4.120%
          Cumulative Recoveries                                       12,635,622.55                 2.297%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                       144,869.98
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.026%
    Preceding Realized Losses                                                                                            29,881.41
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.005%
    Second Preceding Realized Losses                                                                                          0.00
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.000%
    Cumulative Realized Losses                                                                                       10,026,200.94
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.823%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.11709235
      Note Pool Factor                                                                                                 0.11475050

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               27,717.86
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                    0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                      0.00
              Class A-2                                                                                                      0.00
              Class A-3                                                                                                      0.00
              Class A-4                                                                                                      0.00
              Class A-5                                                                                                 56,615.46
              Class B                                                                                                  190,575.00
              Class C                                                                                                  139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                    10,192,412.82           2,079,635.82       8,112,777.00
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    42,441.54
      Excess Spread Received                                                                                             26,465.43

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.33%
      Weighted Average Remaining Maturity (WAM)                                                                            119.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,562,967.78
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                                                                              -99,474.20
TOTAL WIRE TO CHASE                                                                                                   2,464,535.25

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                       99,474.20

EX-3
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            12-Sep-05
Determination Date:         14-Sep-05
Monthly Payment Date:       15-Sep-05
Collection Period Ending:   31-Aug-05

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  1,978,769.63
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       78,849.33
    Current Advance/Advance Recovery	                                                                              -20,259.10
    Recoup of Collection Expenses                                                                                        -5,173.48
    Amount of Withdrawal, if any, from Reserve Account                                                                  312,195.87
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,344,382.25

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        422,151.30
    Amount of Interest Payments Received During the Collection Period for Receivables                                   442,410.40
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -20,259.10

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,759,541.66
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -312,195.87
    Reserve Account Investment Earnings                                                                                   7,560.37
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                      0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,759,541.66
    Total Ending Reserve Balance                                                                                      2,454,906.16

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          442,410.40
    Scheduled Principal Payments Received                                                                               566,976.85
    Principal Prepayments Received                                                                                      969,382.38
    Total Interest and Principal Payments Received                                                                    1,978,769.63

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      83,278.76
       minus Reasonable Expenses                                                                                          4,429.43
    Net Liquidation Proceeds                                                                                             78,849.33
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        78,849.33

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,057,618.96

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            59,593,359.93
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                24,830.57

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    59,593,359.93
     Pool Balance as of the Current Accounting Date                                                                  57,575,809.01
     Age of Pool in Months                                                                                                      74

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          58,997,426.33
     Aggregate Note Balance as of Current Accounting Date                                                            57,000,050.92

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 20                        598,608.11                 1.040%
         60-89 Days Delinquent                 11                        241,162.87                 0.419%
         90-119 Days Delinquent                 5                        584,806.36                 1.016%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period           16                        481,191.69                 0.836%
         Cumulative Defaults                  535                     18,767,062.80                 5.011%
         Cumulative Recoveries                                         8,509,329.14                 2.272%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                      481,191.69
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.128%
     Preceding Realized Losses                                                                                           83,748.23
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.022%
     Second Preceding Realized Losses                                                                                   275,184.42
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.073%
     Cumulative Realized Losses                                                                                      10,257,733.66
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.739%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.15372774
       Note Pool Factor                                                                                                 0.15219047

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                    0.00
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                      0.00
               Class A-6                                                                                                241,622.31
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                       Beginning          Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------         -----------------------       ---------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                                     0.00                        0.00                 0.00
               Class A-6                                            42,143,426.33                1,997,375.41        40,146,050.92
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       20,175.51
   Excess Spread Received                                                                                              -332,371.38

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.91%
      Weighted Average Remaining Maturity (WAM)                                                                             110.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,344,382.25
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                                                                             -312,195.87
TOTAL WIRE TO CHASE                                                                                                   2,032,894.71

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00

EX-4
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            12-Sep-05
Determination Date:         14-Sep-05
Monthly Payment Date:       15-Sep-05
Collection Period Ending:   31-Aug-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,030,379.32
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      195,198.53
    Current Advance/Advance Recovery	                                                                              -31,917.76
    Recoup of Collection Expenses                                                                                         8,540.17
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             4,202,200.26

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        929,508.26
    Amount of Interest Payments Received During the Collection Period for Receivables                                   961,426.02
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -31,917.76

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.20
    Beginning Reserve Account Balance                                                                                 2,575,817.98
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            150,187.54
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   7,560.78
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,575,817.98
    Total Ending Reserve Balance                                                                                      2,733,566.30

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                          961,426.02
    Scheduled Principal Payments Received                                                                               823,166.19
    Principal Prepayments Received                                                                                    2,245,787.11
    Total Interest and Principal Payments Received                                                                    4,030,379.32

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    241,093.68
       minus  Reasonable Expenses                                                                                       45,895.15
    Net Liquidation Proceeds                                                                                           195,198.53
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                      195,198.53

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            4,225,577.85

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           121,101,477.87
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                                75,688.42

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  121,101,477.87
     Pool Balance as of the Current Accounting Date                                                                117,773,207.30
     Age of Pool in Months                                                                                                     46

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        121,101,477.87
     Aggregate Note Balance as of Current Accounting Date                                                          117,773,207.30

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  35                     1,025,622.20                0.871%
         60-89 Days Delinquent                   9                       528,747.74                0.449%
         90-119 Days Delinquent                  6                        78,229.64                0.066%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            10                       259,317.27                0.220%
         Cumulative Defaults                   646                    24,743,781.26                4.673%
         Cumulative Recoveries                                        10,796,682.09                2.039%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     259,317.27
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.049%
     Preceding Realized Losses                                                                                         460,463.66
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.087%
     Second Preceding Realized Losses                                                                                  415,474.08
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.078%
     Cumulative Realized Losses                                                                                     13,947,099.17
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.634%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.21701346
      Note Pool Factor                                                                                                 0.21701346

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               75,688.42
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                                30,246.98
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                        6,401,477.87       3,328,270.57      3,073,207.30
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00


c)    Excess Spread Received                                                                                           150,187.54

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.25%
      Weighted Average Remaining Maturity (WAM)                                                                            129.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   4,202,200.26
Less: Reserve Withdrawal                                                                                                     0.00

TOTAL WIRE TO HSBC                                                                                                   4,202,200.26

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00